SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 25, 2002

AMBASSADORS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-26420	91-1688605

(Commission File Number)	(I.R.S. Employer Identification No.)

Dwight D. Eisenhower Building, 110 So. Ferrall St.,
Spokane, Washington 99202

(Address of Principal Executive Offices) (Zip Code)

(509) 534-6200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed
Since Last Report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT 99.1

Item 5. Other Events

     In a press release dated January 25, 2002, Ambassadors International, Inc. (the “Company”) announced that its Board of Directors has approved the spin-off of its subsidiary, Ambassadors Group, Inc., formerly known as Ambassadors Education Group, Inc. (“Education Group”). As part of the spin-off, the Company’s Board of Directors approved a dividend of Education Group common stock to the Company’s stockholders of record on February 4, 2002. The payment of the dividend and the completion of the spin-off is contingent upon Education Group’s Form 10 Registration Statement being declared effective by the Securities and Exchange Commission. The January 25, 2002 press release, which includes additional information regarding the spin-off, is attached as Exhibit 99.1 to this Form 8-K, and is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

     The following exhibits are filed herewith:

Exhibit Nos.	Description of Exhibits

99.1	Press Release dated January 25, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2002

AMBASSADORS INTERNATIONAL, INC

By	/s/ John A. Ueberroth

John A. Ueberroth, President